UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	April 25, 2008

Badger Meter, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-6706	39-0143280
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

4545 W. Brown Deer Rd., Milwaukee, Wisconsin 53223
(Address of principal executive offices, including zip code)
(414) 355-0400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        At the annual meeting of shareholders held on April 25, 2008, the shareholders of Badger Meter, Inc. (the “Company”) approved the Badger Meter, Inc. 2008 Restricted Stock Plan (the “2008 Plan”). The purposes of the 2008 Plan are:

•	to promote the success of the Company by providing incentives to the officers and other key employees of the Company and its subsidiaries that will link their personal interests to the long-term financial success of the Company and to growth in value; and

•	to permit the Company and its subsidiaries to attract, motivate and retain experienced and knowledgeable employees upon whose judgment, interest, and special efforts the successful conduct of the Company’s operations is largely dependent.

        The following is a brief description of the material terms of the 2008 Plan:

•	The 2008 Plan is administered by a committee of independent directors.

•	The 2008 Plan permits the grant of restricted stock to key employees of the Company or its subsidiaries.

•	The 2008 Plan limits (to 20,000 shares) the number of shares of restricted stock that the committee may grant to any one participant.

•	The 2008 Plan provides that the committee may determine the terms and conditions applicable to each award of restricted stock, including the period of restriction applicable to such award; the committee has determined that the initial restricted stock awards under the 2008 Plan will vest 100% after a three-year restricted period.

•	The 2008 Plan reserves 100,000 shares for awards of restricted stock.

        The above summary of the 2008 Plan is qualified in its entirety by reference to the full text of the 2008 Plan, and the 2008 Plan is incorporated into this Current Report on Form 8-K by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits. The following exhibits are being furnished herewith:

99.1	Badger Meter, Inc. 2008 Restricted Stock Plan. [Incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-1 (File No. 333-150567), filed on April 29, 2008.]

99.2	Form of Restricted Stock Agreement. [Incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-1 (File No. 333-150567), filed on April 29, 2008.]

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BADGER METER, INC.
Date: April 30, 2008	By: /s/ Richard A. Meeusen
Richard A. Meeusen
Its: Chairman, President and Chief Executive Officer

BADGER METER, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description

99.1	Badger Meter, Inc. 2008 Restricted Stock Plan. [Incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-1 (File No. 333-150567), filed on April 29, 2008.]

99.2	Form of Restricted Stock Agreement. [Incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-1 (File No. 333-150567), filed on April 29, 2008.]